UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2013

COMPLIANCE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54007	20-4292198
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

780 New York Avenue, Suite A, Huntington, New York	11743
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 409-0200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective June 1, 2013 Compliance System Corporation’s (the “Company”) independent registered public accounting firm, Holtz Rubenstein Reminick LLP (“HHR”) combined its practice (the “Merger”) with Baker Tilly Virchow Krause, LLP (“BTVK”). As a result of the Merger, HHR effectively resigned as the Company’s independent registered public accounting firm and BTVK, as the successor to HHR following the Merger, was engaged as the Company’s independent registered public accounting firm. The Company’s Board of Directors was notified of the Merger and the effective resignation of HHR and approved the engagement of BTVK.

The reports of HHR on the consolidated financial statements of the Company for the years ended December 31, 2011 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern. In connection with its audits of the years ended December 31, 2011 and 2012 and reviews of the Company’s financial statements through June 1, 2013, there were no disagreements with HHR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HHR, would have caused them to make reference thereto in their report on the financial statements for such years.

The Company has furnished to HHR the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is BTVK’s letter to the Securities and Exchange Commission, dated June 5, 2013 regarding these statements.

During the two most recent fiscal years and through June 1, 2013, the Company has not consulted with BTVK on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that BTVK concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter, dated June 5, 2013 from BTVK to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2013

COMPLIANCE SYSTEMS CORPORATION

By:	/s/ Barry M. Brookstein
Barry M. Brookstein,
Chief Executive Officer and Chief Financial Officer

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